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                AMENDMENT NO 1 TO TRADEMARK SUBLICENSE AGREEMENT

          This Amendment No. 1 to the Trademark Sublicense Agreement, entered into as of March 23, 1998, (this "Amendment") and amends the Trademark Sublicense Agreement, dated October 24, 1997, (the "Agreement") between Peter
A. Morton ("Sublicensor") and Hard Rock Hotel, Inc., a Nevada corporation ("Sublicensee").

          Except as otherwise defined in this Amendment, capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.

                              W I T N E S S E T H :

          WHEREAS, Sublicensor and Sublicensee desire to amend the Agreement with respect to the Term.

          NOW, THEREFORE, for good and valuable consideration, including the mutual promises set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. Article 6 of the Agreement is hereby amended and restated in its entirety so that such Article 6 shall read as follows:

          Article 6. TERM OF LICENSE. The term of this Agreement ("Term") commences on the Effective Date and continues for the later of (i) as long as any Commitment, Loan or Letter of Credit are outstanding under the Loan Agreement, dated as of March 23, 1998, among Hard Rock Hotel, Inc., Bank of America National Trust and Savings Association as administrative agent, Bear, Stearns & Co. Inc. as co-agent and the lenders parties thereto, including any related notes, guarantees, collateral documents, instruments, and agreements executed in connection therewith, and in each case as amended or modified from time to time (the "Loan Agreement") or any senior credit facility which directly refinances the Loan Agreement, or (ii) as long as there are any Notes outstanding under the Indenture, dated as of March 23, 1998, between Sublicensee and First Trust National Association, as trustee (the "Indenture") and/or any Exchange Securities (as defined in the Indenture) outstanding.


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          2.   Except as modified as set forth in this Amendment, the
Agreement remains in full force and effect and this Amendment shall be incorporated into and become a part of the Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the date first above written.

                                       Sublicensor:

                                       /s/ Peter A. Morton
                                       --------------------------------------
                                       Peter A. Morton



                                       Sublicensee:

                                       HARD ROCK HOTEL, INC.

                                       By:    /s/ Bruce R. Dall
                                            ---------------------------------
                                       Name:  Bruce R. Dall
                                            ---------------------------------
                                       Title: C.F.O.
                                            ---------------------------------




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